       PROSPECTUS

[WORLD PHOTO]
       May 1, 2002

       ING VP WORLDWIDE
       GROWTH PORTFOLIO
       (formerly Pilgrim VIT
       Global Brand Names Fund)

       This Prospectus contains
       important information about
       investing in the ING
       Portfolio. You should read it
       carefully before you invest,
       and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the FDIC, the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Portfolio
       will achieve its objective. As
       with all variable portfolios,
       the Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                         [ING FUNDS LOGO]
                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS




This prospectus describes the Portfolio's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         PORTFOLIO
         HAS
         PERFORMED



You'll also find:
HOW THE PORTFOLIO HAS PERFORMED. A chart that shows the Portfolio's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




WHAT YOU PAY TO INVEST. Information about the Portfolio's management fees and expenses the Portfolio pays.
You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

    INTRODUCTION TO THE ING VP WORLDWIDE
      GROWTH PORTFOLIO                                  1
    PORTFOLIO AT A GLANCE                               2

    WORLDWIDE GROWTH PORTFOLIO                          4



    WHAT YOU PAY TO INVEST                             6
    MANAGEMENT OF THE PORTFOLIO                        7
    INFORMATION FOR INVESTORS                          8
    DIVIDENDS, DISTRIBUTIONS AND TAXES                10
    MORE INFORMATION ABOUT RISKS                      11
    FINANCIAL HIGHLIGHTS                              14
    WHERE TO GO FOR MORE INFORMATION          Back Cover

The Portfolio is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (Participating Insurance Companies).

Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE PORTFOLIO ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                           INTRODUCTION TO THE ING VP WORLDWIDE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All variable portfolios have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with the Portfolio. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Worldwide Growth Portfolio, please call your financial consultant or us at 1-800-992-0180.



 THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

 WORLDWIDE GROWTH PORTFOLIO

  A non-diversified portfolio of equity securities of issuers in at least three countries, one of which may be the U.S.

  The Portfolio may suit you if you:

  - are investing for the long-term -- at least several years
  - are looking for exposure to worldwide markets
  - are willing to accept higher risk in exchange for long-term growth.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                   Introduction to the ING VP Worldwide Growth Portfolio       1

PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the objective, main investments and risks of the ING Worldwide Growth Portfolio. It is designed to help you understand the main risks associated with the Portfolio, and how risk and investment objectives relate. This table is only a summary. You should read the complete description of the Portfolio's investment objective, strategies and risks, which begins on page 4.

                  PORTFOLIO                            INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------

                  VP Worldwide Growth Portfolio        Long-term capital appreciation
                  Adviser: ING Investments, LLC

                                                           PORTFOLIO AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities of issuers believed to have             Price volatility and other risks that accompany an
growth potential and located in at least three            investment in equity securities. Particularly sensitive to
countries, one of which may be the U.S.                   price swings because the Portfolio is classified as "non-
                                                          diversified" -- it may hold securities from a fewer number of issuers than a diversified portfolio. Sensitive to
                                                          currency exchange rates, international political and
                                                          economic conditions, and other risks that affect foreign
                                                          securities.

                                                                         ADVISER
ING VP WORLDWIDE GROWTH PORTFOLIO                           ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Portfolio seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Portfolio invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Portfolio generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

INTERNATIONAL COMPONENT. The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

U.S. COMPONENT. The Portfolio normally invests in equity securities of large U.S. companies that the portfolio managers believe have above-average prospects for growth. The Portfolio considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of March 31, 2002, this meant market capitalizations in the range of $8.2 billion to $372 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach. The portfolio manager will sell the security if it no longer meets the selection requirements. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

From time to time, the Adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Portfolio invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Portfolio invests in companies that the Adviser believes have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that emphasizes other styles such as a value-oriented style. The Portfolio may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented stocks in which the Portfolio invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

LACK OF DIVERSIFICATION -- The Portfolio is classified as a non-diversified investment company, which means that, compared with other portfolios, the Portfolio may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

INABILITY TO SELL SECURITIES -- Securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

A more detailed discussion of the Risks is available in the "More About Risk" section.

 4      ING VP Worldwide Growth Portfolio

                                               ING VP WORLDWIDE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
PORTFOLIO
HAS
PERFORMED
                 The bar chart and table below shows the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio from year to year.

                           [TOTAL RETURNS BAR GRAPH]

                                                                                                                      2001
                                 -------------------------------------------------------------------------------------------
                                                                                                                      -18.50

(1) The Portfolio commenced operations on April 28, 2000, as the Pilgrim VIT Global Brand Names Fund with the investment strategy of primarily investing in companies with well-recognized franchises which have a global presence and derived most of their revenue from consumer goods. As a general matter, the Portfolio expected these investments to be in common stocks of large companies whose market capitalizations were generally in excess of $10 billion. Effective May 9, 2001, the Portfolio changed its name to the Pilgrim VIT Worldwide Growth Fund and changed its investment strategy to invest primarily in equity securities of issuers of any size located in at least three countries, one of which may be the U.S.
(2)ING Investments, LLC has been the Portfolio's Adviser since May 5, 2001. Prior to that time the Portfolio was advised by a sub-adviser.

(3) This figure is for the year ended December 31, 2001. It does not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy or plan, and would be lower if it did.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  11.15%
                           3rd quarter 2001: -17.92%

     The Portfolio's year-to-date total return as of March 31, 2002 was -3.34%

                          AVERAGE ANNUAL TOTAL RETURN
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International World Index (MSCI World Index).

                                                                               5 YEARS        10 YEARS
                                                                              (OR LIFE        (OR LIFE
                                                                   1 YEAR   OF PORTFOLIO)   OF PORTFOLIO)
 Worldwide Growth Portfolio(1)                                  %  -18.50      -17.75            N/A
 MSCI World Index (reflects no deduction for fees or
  expenses)(2)                                                  %  -15.91      -15.93(3)         N/A

(1) Portfolio commenced operations on April 28, 2000.

(2) The MSCI World Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(3) Index return is for the period beginning 5/1/00.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING VP Worldwide Growth Portfolio       5

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       The table that follows shows operating expenses paid each year by the Portfolio. The table does not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy or plan. You will find details about these expenses and charges in the accompanying prospectus or documents.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1)

                                                                                                      FEES
                                                                                                     WAIVED/
                                                                                   PORTFOLIO       REIMBURSED
                                   MANAGEMENT      DISTRIBUTION       OTHER        OPERATING      BY INVESTMENT
                                      FEES           FEES(2)         EXPENSES      EXPENSES        MANAGER(3)        NET EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
VP Worldwide Growth Portfolio....     1.00             0.25            1.72          2.97             -1.74              1.23

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for the Portfolio as a ratio of expenses to average daily net assets. The Portfolio's costs and expenses are based on the Portfolio's actual operating expenses for the Portfolio's most recent fiscal period.

(2) Pursuant to a Plan of Distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act, the Portfolio pays ING Funds Distributor, Inc. (the "Distributor") an annual fee of up to 0.25% of average daily net assets attributable to the Portfolio's shares. The distribution fee may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Portfolio. For additional information, please see the SAI.

(3) ING Investments, LLC has entered into an expense limitation contract with the Portfolio, under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses through December 31, 2002. The expense limit for the Portfolio is shown as "Net Expenses." Fee waiver and/or reimbursements by ING Investments, LLC may vary in order to achieve such contractually obligated "Net Expenses."

[PENNY GRAPHIC]


EXAMPLES

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The examples do not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy or plan. The example assumes that you invested $10,000, reinvested all your dividends, the Portfolio earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

PORTFOLIO                                                     1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------                                                     ------      -------      -------      --------
VP Worldwide Growth Portfolio...............................   $125        $754        $1,409        $3,166

 6      What You Pay to Invest

ADVISER                                              MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the Adviser to the Portfolio. ING has overall responsibility for management of the Portfolio. ING provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of March 31, 2002, ING managed over $36.2 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Portfolio.

The following table shows the aggregate annual advisory fee paid by the Portfolio for the most recent fiscal year as a percentage of the Portfolio's average daily net assets:

PORTFOLIO                                           MANAGEMENT FEE
 VP Worldwide Growth                                     1.00

The following individuals share responsibility of the day-to-day management of the Portfolio:

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of the domestic equity portion of the Portfolio's assets since May 5, 2001. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING, has served as Portfolio Manager of the domestic equity portion of the Portfolio's assets since May 5, 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Portfolio's assets since May 5, 2001. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (which was acquired by ING Pilgrim's parent company in July 2000).

Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the international portion of the Portfolio's assets since May 5, 2001. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             Management of the Portfolio       7

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

Shares of the Portfolio are offered for purchase by separate accounts to serve as an investment medium for variable annuity contracts (Contracts) and variable life contracts (Policies) issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract, life insurance policy or qualified pension and retirement plan.

The insurance company that issued your Contract or Policy or your plan administrator is responsible for investing in the Portfolio according to the investment options you have chosen. You should consult your variable contract prospectus or plan documents for additional information about how this works.

The Distributor also offers directly to the public other ING funds that have similar names, investment objectives and strategies as those of the Portfolio offered by this prospectus. You should be aware that the Portfolio is likely to differ from these other ING funds in size and cash flow pattern. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other funds.

The ING Variable Insurance Trust (Trust) currently does not foresee any disadvantages to investors if the Trust serves as an investment medium for both Contracts and Policies. However, it is possible that the interests of owners of Contracts and Policies for which the Trust serves as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (Board) intends to monitor events to identify any material conflicts between Contract owners and Policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Trust might be required to redeem the investment of one or more of its separate accounts from the Trust, which might force the Trust to sell securities at disadvantageous prices.

The Trust may discontinue offering shares of the Portfolio at any time. If the Portfolio is discontinued, any allocation to the Portfolio will be allocated to another Portfolio that the Board believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

The Portfolio and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio and its investors.

HOW SHARES ARE PRICED

The price that investors pay when they buy and the price that investors receive when they sell or exchange shares is determined by the net asset value (NAV) per share of the Fund. NAV per share for the Portfolio is calculated each business day as of the close of regular trading on the New York Stock Exchange (Exchange) (usually 4:00 p.m. Eastern time). The NAV per share for the Portfolio is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding. Please note that foreign securities may trade in their primary markets on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's investments in foreign securities may change on days when you will not be able to reallocate between investment options under your Contract or plan.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable.

The Portfolio values portfolio securities for which market quotations are readily available at market value. The Portfolio values short-term investments maturing within 60 days or less at amortized cost, which approximate market value. The Portfolio values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the open of the Exchange, events occur that materially affect the value of the security, the Portfolio may value the security at its fair value as determined in good faith by or under the supervision of the Board. The effect of using fair value pricing is that the Portfolio's net asset value will be subject to the judgment of the Board or its designee instead of being determined by the market. Because the Portfolio may invest in securities that are primarily listed on foreign exchanges, the value of the Portfolios' shares may change on days when the separate account or plan will not be able to purchase or redeem shares. The Portfolio determines the NAV of its shares as of the close of the Exchange on each day the Exchange is open for business.

The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the Federal securities laws.

When a participating insurance company or plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When a participating insurance company or plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

DISTRIBUTION FEES

To pay for the cost of promoting the Portfolio and servicing your account, the Portfolio has adopted a Rule 12b-1 Plan which requires fees to be paid out of assets of the Portfolio. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.


 8      Information For Investor

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

PRIVACY POLICY

The Portfolio has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy policy that accompanies this prospectus.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Information For Investor       9

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Portfolio generally declares and pays dividends, if any, annually. The Portfolio generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually. At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the Portfolio.

TAXES. The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Portfolio. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amounts distributed.

In order for the separate accounts to comply with regulations under Section 817(h) of the Code, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each separate account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Portfolio will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

 10      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques used by the Portfolio, see the Statement of Additional Information (SAI).

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Investment Manager can decide whether to use them or not. The Adviser may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser to the Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies. Under such circumstances, up to 100% of the Portfolio's assets may be invested in investment grade fixed income securities (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service), money market securities, certificates of deposit, bankers' acceptances, commercial paper or in any other securities which in the Adviser's opinion are more conservative than the types of securities in which the Portfolio typically invests. To the extent the Portfolio is engaged in temporary defensive investments, it will not be pursuing its investment objective.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends.

The Portfolio may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions or to help protect the Portfolio against adverse changes in foreign currency exchange rates. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.

CORPORATE AND MUNICIPAL DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

INITIAL PUBLIC OFFERINGS. A portion of the Portfolio's return may be attributable to its investment in initial public offerings. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. As the Portfolio's assets grow, it is probable that the effect of the Portfolio's investment in initial public offerings on the Portfolio's total return will decline.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES. The Portfolio may invest up to 10% of its assets in other unaffiliated investment companies. There is no limit with regard to investments in affiliated investment companies. When the Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

RESTRICTED AND ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in restricted and illiquid securities. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some



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                                           More Information About Risks       11

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

ASSET-BACKED SECURITIES. Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities often do not contain the benefit of a complete security interest in the related collateral. The risks associated with asset-backed securities may be reduced by the addition of credit enhancements such as a bank letter of credit or a third-party guarantee.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

DOLLAR ROLL TRANSACTIONS. The Portfolio may enter into dollar roll transactions wherein the Portfolio sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements, which involve the purchase by the Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Portfolio may lend portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. The Portfolio may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for the Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase the Portfolio's yield; however, such transactions may result in a shareholder's loss of principal.


 12      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

SHORT SALES. A "short sale" is the sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.

INVESTMENTS IN SMALL-SIZE AND MID-SIZE CAPITALIZATION COMPANIES. The Portfolio may invest in small and mid-size capitalization companies. Investments in mid-and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

NON-DIVERSIFIED INVESTMENT COMPANIES. The Portfolio is classified as non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. Unless otherwise stated, the investment objective and policies are non-fundamental and may be amended without shareholder approval.

PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise stated, percentage limitations in this prospectus apply at the time of investment.

PORTFOLIO TURNOVER. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Portfolio, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Portfolio.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       13

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on a direct investment in the Portfolio (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. A report of the Portfolio's independent auditor, along with the Portfolio's financial statements, is included in the Portfolio's annual report, which is available upon request.

 14      Financial Highlights

FINANCIAL HIGHLIGHTS                           ING VP WORLDWIDE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

For the year ended 2001, the information in the table below has been audited by KPMG LLP, independent auditors. For the period ending December 31, 2000, the financial information was audited by other auditors.

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                                   ---------------------
                                                                     2001     2000(1)(2)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       8.81       10.00
 Income from Investment operations:
 Net investment loss                                           $      -0.01        0.00(6)
 Net realized and unrealized loss on investments and foreign
 currencies                                                    $      -1.62       -1.16
 Total from investment operations                              $      -1.63       -1.16
 Less distributions from:
 Net realized gains on investments                             $         --        0.02
 In excess of net realized gains on investments                $         --        0.01
 Total distributions                                           $         --        0.03
 Net asset value, end of the period                            $       7.18        8.81
 TOTAL RETURN(3):                                              %     -18.50      -11.62
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of the period (000s)                          $     23,983      10,257
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %       1.23        1.23
 Gross expenses prior to expense reimbursement(4)              %       2.97        2.97
 Net investment loss after expense reimbursement(4)(5)         %      -0.15       -0.11
 Portfolio turnover rate                                       %        252          11

--------------------------------------------------------------------------------

(1) Portfolio commenced operations on April 28, 2000. Effective May 9, 2001, the Portfolio changed its name to Worldwide Growth Portfolio and changed its investment strategy.

(2)ING Investments, LLC has been the Portfolio's Adviser since May 5, 2001. Prior to that time the Portfolio was advised by a sub-adviser.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value, and does not include deductions at the separate account or contract or plan level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy or plan. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

(6) Per share amount is less than $0.005.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING VP Worldwide Growth Portfolio       15

[ING FUNDS LOGO]                     VIT050102-050102

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING PORTFOLIOS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent accountants' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING
Portfolios. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Portfolio information, or to make shareholder inquiries:

INVESTMENT MANAGER
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

DISTRIBUTOR
ING Funds Distributor, Inc.
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
DST Systems, Inc.
816 Wyandotte
Kansas City, MO 64105

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006-2401

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file numbers are as follows:

ING Variable Insurance Trust              811-9477
  ING VP Worldwide Growth Portfolio

ING VARIABLE INSURANCE TRUST PROSPECTUS

May 1, 2002



                                STOCK PORTFOLIO
                       ING VP Global Technology Portfolio

                                 BOND PORTFOLIO
                          ING VP High Yield Portfolio

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.


                                                                       [LOGO]

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PORTFOLIOS AT A GLANCE                                                        1
STOCK PORTFOLIO                                                               2
BOND PORTFOLIO                                                                4
FEES AND EXPENSES                                                             6
MANAGEMENT OF THE PORTFOLIOS                                                  7
INFORMATION FOR INVESTORS                                                     8
DIVIDENDS, DISTRIBUTIONS AND TAXES                                           10
MORE INFORMATION ABOUT RISKS                                                 11

                             PORTFOLIOS AT A GLANCE


ING VP GLOBAL TECHNOLOGY PORTFOLIO

Investment Objective                Long-term capital appreciation.

Main Investments                    A diversified portfolio of equity securities
                                    of information technology companies located throughout the world, including the United
                                    States.

Main Risks                          You could lose money. Other risks include
                                    price volatility and risks, as discussed herein, related to investments in equity securities. The Portfolio also will experience risks related to investments in foreign securities (for example, currency exchange rate fluctuations). Products and services of companies engaged in the information technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances.

ING VP HIGH YIELD PORTFOLIO

Investment Objective                A high level of current income and total
                                    return.

Main Investments                    A diversified portfolio of high yield (high
                                    risk) debt securities that are unrated or rated below investment grade, as discussed herein.

Main Risks                          You could lose money. Other risks include
                                    price volatility and risks, as discussed herein, related to investments in fixed income securities, including sensitivity to interest rate fluctuations. Lower-rated securities may be subject to wider fluctuations in yield and market value than higher-rated securities. The market for high yield, lower rated securities may be less liquid than the markets for higher-rated securities, which may have an adverse effect on the market value of certain securities.

                                   STOCK PORTFOLIO

ING VP GLOBAL TECHNOLOGY PORTFOLIO

Investment Objective. The Portfolio seeks to provide investors with long-term capital appreciation.

      Principal Investment Strategies. Under normal market conditions, the Portfolio will operate as a diversified portfolio and invest at least 80% of its assets in a portfolio of equity securities of information technology companies. The Portfolio defines information technology companies as those companies that derive at least 50% of their total revenues or earnings from information technology, hardware or software, or related consulting and services industries. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of large, mid-sized, and small companies.

      ING believes that because of rapid advances in information technology, investment in companies within this sector should offer substantial opportunities for long-term capital appreciation. The technology area has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. Generally, the Investment Manager's overall stock selection for the Portfolio will be based on an assessment of the company's fundamental prospects. The Investment Manager anticipates, however, that a portion of the Portfolio's holdings will be invested in newly issued securities being sold in the primary or secondary market.

      The Investment Manager combines broad industry analysis and bottom-up company analysis to identify the stocks of companies it believes will become tomorrow's information technology leaders. In choosing investments for the Portfolio, the Investment Manager first identifies themes that address industry and technological changes. Using intensive fundamental research, the Investment Manager then analyzes individual companies worldwide to find those firms most likely to benefit from the selected investment themes.

      The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33-1/3% of its total assets.

      A more detailed discussion of the Principal Investment Strategies is available in the Statement of Additional Information (SAI) under the "Investment Policies and Risks" section.

      Principal Risks. You could lose money on an investment in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio may be affected by the following risks, among others:

      - Price Volatility. The value of the Portfolio will decrease if the value of the Portfolio's underlying investments decrease. Equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equities generally have higher volatility than debt securities.

      - Mid-Sized Companies. Investments in mid-sized companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, more limited markets and financial resources, narrower product lines and less depth of management. The securities of mid-sized companies may be subject to more volatile market movements than securities of larger, more established growth companies.

      - Small Companies. Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies.

      - Market Trends. From time to time, the stock market may not favor the securities in which the Portfolio invests. For example, the market could favor value stocks or stocks in industries to which the Fund is not exposed, or may not favor equities at all.

      - Risks of Foreign Investing. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

      - Industry Concentration. As a result of the Portfolio concentrating its assets in securities related to a particular industry, the Portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

      - Information Technology Risk. Information technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the technology industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

      - Securities Lending. There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price.

      PERFORMANCE SUMMARY. Performance information is only shown for those Portfolios which have had a full calendar year of operations. Since the ING VP Global Technology Portfolio has not yet commenced operations, there is no performance information included in this Prospectus.

                                 BOND PORTFOLIO

ING VP HIGH YIELD PORTFOLIO

      Investment Objective. The Portfolio seeks to provide investors with a high level of current income and total return.

      Principal Investment Strategies. Under normal market conditions, the Portfolio will operate as a diversified portfolio and invest at least 80% of its assets in a portfolio of high yield (high risk) bonds. High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization.

      The Portfolio defines high yield bonds to include bank loans, payment-in-kind securities, fixed, variable, floating rate and deferred interest debt obligations, zero coupon bonds, mortgage-backed and asset-backed debt obligations, structured debt obligations and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Portfolio, the Investment Manager does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Investment Manager does not have restrictions on the rating level of the securities in the portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any single investment.

      Maturities may vary widely depending on the Investment Manager's assessment of interest rate trends and other economic or market factors.

      Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Investment Manager believes are appropriate in light of the Portfolio's investment objectives; and debt securities of foreign issuers. The Portfolio may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Portfolio may also use options and futures contracts involving securities, securities indices and interest rates.

      The Portfolio will not purchase any common stocks if, after such purchase, more than 20% of the value of its assets would be invested in common stocks. The Portfolio will invest in common stocks in order to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

      In choosing investments for the Portfolio, the Investment Manager combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

      A more detailed discussion of the Principal Investment Strategies is available in the SAI under "Investment Policies and Risks" section.

      Principal Risks. You could lose money on an investment in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio may be affected by the following risks, among others:

      - Price Volatility. The value of the Portfolio will decrease if the value of the Portfolio's underlying investments decrease.

      - Risks of Fixed Income Investments. Fixed income securities held by the Portfolio are subject to a number of risks, including, but not limited to:

            Interest Rate Risk -- In general, when interest rates go up, prices of fixed income securities go down. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities.

            Spread Risk -- The price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

            Default Risk -- An issuer of a security may default on its obligation to pay principal and/or interest.

            Credit Risk -- An issuer of a security may have its credit rating downgraded, which would negatively impact the price of such security. Securities with lower credit ratings are generally subject to greater fluctuations in value than higher rated securities.

            Call or Prepayment Risk -- An issuer of a security may prepay principal earlier than scheduled, which could force the Portfolio to reinvest in lower yielding securities.

            Extension Risk -- Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

      - Risk of High Yield Bonds. High yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

      - Derivatives Risk. Derivatives are subject to the risk of changes in the market price of the underlying security, as well as credit risk with respect to the counterparty to the derivative instrument. The use of derivatives may reduce returns.

      - Risks of Equity Investments. Equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equities generally have higher volatility than debt securities.

      PERFORMANCE SUMMARY. Performance information is only shown for those Portfolios which have had a full calendar year of operations. Since the ING VP High Yield Portfolio has not yet commenced operations, there is no performance information included in this Prospectus.

                                FEES AND EXPENSES

      The following table describes the fees and expenses that you may pay if you hold shares of a Portfolio. The table does not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy or plan. You will find details about these expenses and charges in the accompanying prospectus or documents.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1)

                                                                                             PORTFOLIO
                                            MANAGEMENT   DISTRIBUTION       OTHER            OPERATING
                                               FEES         FEES(2)        EXPENSES          EXPENSES
ING VP Global Technology Portfolio             1.25%         0.25%
ING VP High Yield Portfolio                    0.65%         0.25%

----------

(1) This table shows the estimated operating expenses for each Portfolio as a ratio of expenses to average daily net assets. Each Portfolio's costs and expenses are based upon estimates of the Portfolio's operating expenses for the Portfolio's first fiscal year.

(2) Pursuant to a Plan of Distribution adopted by each Portfolio under Rule 12b-1 under the 1940 Act, each Portfolio pays ING Funds Distributor, Inc. (the "Distributor") an annual fee of up to 0.25% of the Portfolio's average daily net assets. The distribution fee may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Portfolio. For additional information, please see the Statement of Additional Information.

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. Each Example assumes:

         -   you invest $10,000 in the Portfolio for the time period indicated;

         -   your investment has a 5% return each year;

         -   the Portfolio's operating expenses remain the same; and

         -   you redeem all your shares at the end of the time period indicated.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 PORTFOLIO                                       1 YEAR  3 YEARS
                 ---------                                       ------  -------
                 ING VP Global Technology Portfolio              $       $
                                                                 ======  =======
                 ING VP High Yield Portfolio                     $       $
                                                                 ======  =======

                          MANAGEMENT OF THE PORTFOLIOS

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), formerly ING Pilgrim Investments, LLC (ING Pilgrim), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING has overall responsibility for management of the Portfolios. ING provides or oversees all investment advisory and portfolio management services for the Portfolios, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of March 31, 2002, ING managed over $36.2 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Portfolios.

The following table shows the aggregate annual advisory fee for the Portfolios as a percentage of the Portfolio's average daily net assets. Because the Portfolios were not offered in 2001, the Advisory fee for the Portfolio's reflect the current contract rate.

  PORTFOLIO                             ADVISORY FEE
  ---------                             ------------
  ING VP Global Technology Portfolio       1.25%
  ING VP High Yield Portfolio              0.65%

     Portfolio Managers. The following individuals are primarily responsible for the day-to-day management of each portfolio:

     Mary Lisanti is Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Investments. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Jeffrey Bernstein is Senior Vice President of ING Investments. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

     Richard T. Saler is Senior Vice President and Director of International Equity Investment Strategy of ING Investments. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (which was acquired by ING Pilgrim's parent company in July 2000).

     Philip A. Schwartz is Senior Vice President and Director of International Equity Investment Strategy of ING Investments. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

                           INFORMATION FOR INVESTORS

ABOUT YOUR INVESTMENT

     Shares of the Portfolio are offered for purchase by separate accounts to serve as an investment medium for variable annuity contracts (Contracts) and variable life contracts (Policies) issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.

     You do not buy, sell or exchange shares of the Portfolios. You choose investment options through your annuity contract, life insurance policy or qualified pension and retirement plan.

     The insurance company that issued your Contract or Policy or your plan administrator is responsible for investing in the Portfolio according to the investment options you have chosen. You should consult your variable contract prospectus or plan documents for additional information about how this works.

     The Distributor also offers directly to the public other ING funds that have similar names, investment objectives and strategies as those of the Portfolios offered by this prospectus. You should be aware that the Portfolios are likely to differ from these other ING funds in size and cash flow pattern. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of the other funds.

     The ING Variable Insurance Trust (Trust) currently does not foresee any disadvantages to investors if the Trust serves as an investment medium for both Contracts and Policies. However, it is possible that the interests of owners of Contracts and Policies for which the Trust serves as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Trustees (Board) intends to monitor events to identify any material conflicts between Contract owners and Policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Trust might be required to redeem the investment of one or more of its separate accounts from the Trust, which might force the Trust to sell securities at disadvantageous prices.

     The Trust may discontinue offering shares of the Portfolio at any time. If a Portfolio is discontinued, any allocation to the Portfolio will be allocated to another Portfolio that the Board believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

     The Portfolio and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio and its investors.

HOW SHARES ARE PRICED

     The price that investors pay when they buy and the price that investors receive when they sell or exchange shares is determined by the net asset value
(NAV) per share of the Portfolio. NAV per share for the Portfolio is calculated each business day as the close of regular trading on the New York Stock Exchange (Exchange) (usually 4:00 p.m. Eastern time). The NAV per share for each of the Portfolios is calculated by taking the value of the Portfolio's assets, subtracting the Portfolio's liabilities, and dividing by the number of shares that are outstanding. Please note that foreign securities may trade in their primary markets on weekends or other days when the Portfolio does not price its shares. Therefore, the value of the Portfolio's investments in foreign securities may change on days when you will not be able to reallocate between investment options under your Contract or plan.

     In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable.

     The Portfolio values portfolio securities for which market quotations are readily available at market value. The Portfolio values short-term investments maturing within 60 days or less at amortized cost, which approximate market value. The Portfolio values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the open of the Exchange, events occur that materially affect the value of the security, the Portfolio may value the security at its fair value as determined in good faith by or under the supervision of the Board. The effect of using fair value pricing is that the Portfolio's net asset value will be subject to the judgment of the Board or its designee instead of being determined by the market. Because the Portfolio may invest in securities that are primarily listed on foreign exchanges, the value of the Portfolios' shares may change on days when the separate account or plan will not be able to purchase or redeem shares. The Portfolio determines NAV of its shares as of the close of the Exchange on each day the Exchange is open for business.


     The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the Federal securities laws.

     When a participating insurance company or plan is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When a participating insurance company or plan is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

DISTRIBUTION FEES

     To pay for the cost of promoting the Portfolios and servicing your account, the Portfolios have adopted a Rule 12b-1 Plan which requires fees to be paid out of assets of each Portfolio. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

PRIVACY POLICY

     The Portfolio has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy policy that accompanies this prospectus.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        Dividends and Distributions. ING VP Global Technology Portfolio will declare and pay dividends, if any, annually. The ING VP High Yield Portfolio will declare dividends daily and pay dividends monthly. Each Portfolio generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually. At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the Portfolio that has made the payment or distribution.

      Taxes. The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the Portfolios. Holders of Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

     Each Portfolio intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

     In order for the separate accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each separate account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Since the sole shareholders of the Portfolios will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

                         MORE INFORMATION ABOUT RISKS

      A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques used by the Portfolios, see the SAI. Unless indicated otherwise, the following descriptions apply to both Portfolios.

     Many of the investment techniques and strategies discussed in this Prospectus and in the Statement of Additional Information are discretionary, which means that the Investment Manager can decide whether to use them or not. The Investment Manager may also use investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategy.

      Temporary Defensive Strategies. When the Investment Manager to a Portfolio anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies. Under such circumstances, up to 100% of the Portfolio's assets may be invested in investment grade fixed income securities (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services), money market securities, certificates of deposit, bankers' acceptances, commercial paper or in any other securities which in the Investment Manager's opinion are more conservative than the types of securities in which the Portfolio typically invests. To the extent a Portfolio is engaged in temporary defensive investments, it will not be pursuing its investment objective.

      Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Portfolios or other assets of the Portfolios, including the withholding of dividends.

      Each Portfolio that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions or to help protect the Portfolio against adverse changes in foreign currency exchange rates. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Portfolio.

      Emerging Market Investments (ING VP High Yield Portfolio only). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

      High Yield Securities (ING VP High Yield Portfolio only). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or payment-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

      Corporate and Municipal Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

      Initial Public Offerings. A significant portion of a Portfolio's return may be attributable to its investment in initial public offerings. When a Portfolio's asset base is small, the impact of such investments on a Portfolio's return will be magnified. As the Portfolio's assets grow, it is probable that the effect of the Portfolio's investment in initial public offerings on the Portfolio's total return will decline.

      U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

      Convertible Securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Portfolio may be required to redeem or convert a convertible security before the holder would otherwise choose.

      Other Investment Companies. Each Portfolio may invest up to 10% of its assets in other unaffiliated investment companies. There is no limit with regard to investments in affiliated investment companies. When a Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

      Restricted and Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in restricted and illiquid securities. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Investment Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

      Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

      Asset-Backed Securities. Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities often do not contain the benefit of a complete security interest in the related collateral. The risks associated with asset-backed securities may be reduced by the addition of credit enhancements such as a bank letter of credit or a third-party guarantee.

      Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Investment Manager might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

      Dollar Roll Transactions. The Portfolios may enter into dollar roll transactions wherein the Portfolio sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the price at which a Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

      Repurchase Agreements. Each Portfolio may enter into repurchase agreements, which involve the purchase by a Portfolio of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time.

      Lending Portfolio Securities. In order to generate additional income, each Portfolio may lend portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

      Borrowing. Each Portfolio may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Portfolio, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

      Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same securities at an agreed upon price and date. Whether such a transaction produces a gain for a Portfolio depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements, as leveraging techniques, may increase a Portfolio's yield; however, such transactions may result in a shareholder's loss of principal.

      Short Sales (ING VP High Yield Portfolio only). A "short sale" is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss.

      Investments in Small and Mid-Size Capitalization Companies. The Portfolios may invest in small and mid-size capitalization companies. Investments in mid-size and small-size capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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
      Concentration (ING VP Global Technology Portfolio). ING VP Global Technology Portfolio "concentrates" (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

      Fundamental and Non-Fundamental Policies. Unless otherwise stated, all investment objectives and policies are non-fundamental and may be amended without shareholder approval.

      Percentage Investment Limitations. Unless otherwise stated, percentage limitations in this prospectus apply at the time of investment.

      Portfolio Turnover. Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Portfolio.

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                        OBTAINING ADDITIONAL INFORMATION


INVESTMENT MANAGER

  ING Investments, LLC
  7337 East Doubletree Ranch Road
  Scottsdale, AZ 85258


DISTRIBUTOR

  ING Funds Distributor, Inc.
  7337 East Doubletree Ranch Road
  Scottsdale, AZ 85258


CUSTODIAN

  (High Yield Portfolio)
  State Street Bank and Trust Company
  801 Pennsylvania Street
  Kansas City, MO 64105

  (Global Technology Portfolio)
  Brown Brothers Harriman & Co.
  40 Water Street
  Boston, MA 02109


TRANSFER AGENT

  DST Systems, Inc.
  816 Wyandotte
  Kansas City, MO 64105


INDEPENDENT AUDITORS

  KPMG LLP
  99 High Street
  Boston, MA 02110


LEGAL COUNSEL

  Dechert
  1775 Eye Street, NW
  Washington, DC 20006-2401


Additional information about the Portfolios is included in the SAI dated May 1, 2002, as amended or supplemented from time to time, which is incorporated by reference in its entirety. Additional information about the Portfolios' investments will be available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Portfolios, or to make inquiries about the Portfolios, please call ING Variable Annuities' Customer Service Desk at 1-800-366-0066.

You can copy and review information about each Portfolio (including the SAI) at the U.S. Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

      Investment Company Act File No. 811-9477


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